      Morgan Stanley Institutional Fund Trust U.S. Mid Cap Value Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Lazard  5/2/0  34,183  $25.00 $854,57  171,30    0.50%  2.36%   Goldma  Lehman
Limite    5     ,162           9,050      0                       n,    Brothe
   d                                                            Sachs     rs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Lazard
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston

                                                                Goldma
                                                                  n,
                                                                Sachs
Warner  5/13/  32,600  $17.00 $554,20  195,50    0.60%  1.83%   & Co.,  Goldma
 Music    05    ,000           0,000      0                     Morgan  n Sach
Group,                                                          Stanle
 Inc.                                                             y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Allen
                                                                  &
                                                                Compan
                                                                y LLC,
                                                                Blaylo
                                                                 ck &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Pacifi
                                                                  c
                                                                Crest
                                                                Securi
                                                                ties,
                                                                Utenda
                                                                  hl
                                                                Capita
                                                                l, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.